The Value Line Cash Fund, Inc.

Supplement dated December  4, 2008
to the Prospectus dated May 1, 2008

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus.

The Fund participates in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) through December 18, 2008 and has applied for continued participation in the Program through the Treasury’s extension date of April 30, 2009.

The Program protects the shares of any shareholder of record in the Fund on September 19, 2008 (“Covered Shareholder”); it does not protect investors who were not shareholders of record in the Fund on that date.  The number of shares protected is the lesser of the number of shares owned by a Covered Shareholder on September 19, 2008 and the number of shares owned when a guarantee event occurs.  A guarantee event generally would occur if the Fund’s market-based net asset value per share were less than $0.995.  A Covered Shareholder will receive $1.00 per protected share upon liquidation of the Fund (subject to adjustment and the overall limit of $50 billion available to all money market funds participating in the Program).

The initial period of the Program extends through December 18, 2008 (the “Initial Period”) and the Fund paid to the Treasury an amount equal to 0.01% of the net asset value of the Fund as of September 19, 2008 in order to participate during the Initial Period.  The Treasury recently extended the Program through April 30, 2009 (the “Extension Period”) and the Fund has applied to participate in the Program during the Extension Period.  Participation during the Extension Period requires a payment to the Treasury in an amount equal to 0.015% of the net asset value of the Fund as of September 19, 2008.  As is the case with participation during the Initial Period, the expenses associated with participation during the Extension Period will be borne by the Fund.

The Program may be extended again by the U.S. Department of the Treasury through September 18, 2009.  In the event that that the Program is again extended, the Fund’s Board will consider whether the Fund should continue to participate.

Additional information about the Program is available at http://www.ustreas.gov.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE